UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2026

MY SIZE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37370	51-0394637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

HaNegev 4, POB 1026

Airport City, Israel 7010000

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code +972-3-600-9030

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MYSZ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 21, 2026, My Size, Inc. (the “Company”) held the 2026 annual meeting of the Company’s stockholders (the “Annual Meeting”) for the following purposes: (1) to elect two Class II directors, (2) to hold an advisory vote on the compensation of the Company’s named executive officers named in the Company’s proxy statement, (3) to grant discretionary authority to the Company’s board of directors (the “Board”) to (i) amend the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to effect one or more reverse stock splits of the Company’s issued and outstanding common stock at a ratio ranging from 1-for-2 to 1-for-30 (the “Reverse Stock Split”), and (ii) determine the treatment of fractional shares resulting from the Reverse Stock Split, provided that the aggregate Reverse Stock Split ratio shall not exceed 1-for-30 and any Reverse Stock Split shall be effected by no later than July 21, 2027, (4) to approve an amendment to the Charter to authorize the issuance of blank check preferred stock, and (5) to ratify the appointment of Somekh Chaikin as the Company’s independent public accountant for the fiscal year ending December 31, 2026. A total of 2,023,301 shares of common stock, constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.

The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on June 2, 2026.

Proposal 1. Election of two Class II directors to serve on the Board for a term of three years or until their successors are elected and qualified:

Nominee	For	Withheld	Broker Non-Votes
Oron Branitzky	1,072,235	69,171	881,895
Guy Zimmerman	1,071,940	69,466	881,895

Proposal 2. An advisory vote on the compensation of the Company’s named executive officers named in the Company’s proxy statement:

For	Against	Abstain	Broker Non-Votes
968,586	107,271	65,549	881,895

Proposal 3. Grant discretionary authority to the Board to (i) amend the Charter, to effect one or more Reverse Stock Splits; and (ii) determine the treatment of fractional shares resulting from the Reverse Stock Split, provided that the aggregate Reverse Stock Split ratio shall not exceed 1-for-30 and any Reverse Stock Split shall be effected by no later than July 21, 2027:

For	Against	Abstain	Broker Non-Votes
1,747,285	271,826	4,190	-

Proposal 4. Approval of an amendment to the Charter to authorize the issuance of blank check preferred stock (the “Blank Check Preferred Stock Proposal”):

For	Against	Abstain	Broker Non-Votes
1,025,885	113,208	2,313	881,895

The Blank Check Preferred Stock Proposal was not approved as the proposal did not receive the affirmative vote of a majority of the outstanding shares of the Company’s common stock entitled to vote thereon.

Proposal 5. Ratification of the appointment of Somekh Chaikin as the Company’s independent public accountant for the fiscal year ending December 31, 2026:

For	Against	Abstain	Broker Non-Votes
1,901,844	112,554	8,904	-

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MY SIZE, INC.

Date: July 21, 2026	By:	/s/ Ronen Luzon
	Name:	Ronen Luzon
	Title:	Chief Executive Officer